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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                                    FORM 8-K


                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


       Date of report (Date of earliest event reported): SEPTEMBER 5, 2006

                            SUPERIOR GALLERIES, INC.
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             (Exact Name of Registrant as Specified in Its Charter)

                                    DELAWARE
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                 (State or Other Jurisdiction of Incorporation)

       0-27121                                            35-2208007
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(Commission File Number)                       (IRS Employer Identification No.)


9478 WEST OLYMPIC BOULEVARD, BEVERLY HILLS, CALIFORNIA             90212
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   (Address of Principal Executive Offices)                      (Zip Code)

                                 (310) 203-9855
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              (Registrant's Telephone Number, Including Area Code)

                                 NOT APPLICABLE
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          (Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (SEE General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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ITEM 1.01.        ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

         On September 5, 2006, the registrant entered into an extension agreement with Stanford Financial Group Company pursuant to which Stanford Financial Group Company agreed to extend the maturity of the loans made under its Commercial Loan and Security Agreement dated October 1, 2003 to October 1, 2007. No other terms of the loan agreement were modified by the amendment.

ITEM 2.03.        CREATION OF A DIRECT FINANCIAL OBLIGATION.

         The disclosure in Item 1.01 is hereby incorporated by reference.

ITEM 9.01.        FINANCIAL STATEMENTS AND EXHIBITS.

         (a) FINANCIAL STATEMENTS OF BUSINESSES ACQUIRED. Not applicable.

         (b) PRO FORMA FINANCIAL INFORMATION. Not applicable.

         (c) EXHIBITS.

                  Exh. No.   Description
                  --------   -----------

                  10.1       Third Extension to Commercial Loan and Security
                             Agreement.



                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: September 8, 2006                     SUPERIOR GALLERIES, INC.

                                             By: /s/ Silvano DiGenova
                                                 -------------------------------
                                                 Silvano DiGenova,
                                                 Chief Executive Officer


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                   EXHIBITS FILED WITH THIS REPORT ON FORM 8-K

Number            Description
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10.1              Third Extension to Commercial Loan and Security Agreement.